Exhibit t

POWER OF ATTORNEY

The person whose signature appears below hereby appoints John P. Calamos, Sr., Erik D. Ojala, J. Christopher Jackson, and Susan L. Schoenberger and each of them, any of whom may act without the joinder of the others, as such person’s attorney-in-fact to sign and file on such person’s behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of securities of Calamos Convertible and High Income Fund.

Signature	Title	Date

/s/ Virginia G. Breen	Trustee	March 27, 2024
Virginia G. Breen

POWER OF ATTORNEY

The person whose signature appears below hereby appoints John P. Calamos, Sr., Erik D. Ojala, J. Christopher Jackson, and Susan L. Schoenberger and each of them, any of whom may act without the joinder of the others, as such person’s attorney-in-fact to sign and file on such person’s behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of securities of Calamos Convertible and High Income Fund.

Signature	Title	Date

/s/ John E. Neal	Trustee	March 27, 2024
John E. Neal

POWER OF ATTORNEY

The person whose signature appears below hereby appoints John P. Calamos, Sr., Erik D. Ojala, J. Christopher Jackson, and Susan L. Schoenberger and each of them, any of whom may act without the joinder of the others, as such person’s attorney-in-fact to sign and file on such person’s behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of securities of Calamos Convertible and High Income Fund.

Signature	Title	Date

/s/ William R. Rybak	Trustee	March 27, 2024
William R. Rybak

POWER OF ATTORNEY

The person whose signature appears below hereby appoints John P. Calamos, Sr., Erik D. Ojala, J. Christopher Jackson, and Susan L. Schoenberger and each of them, any of whom may act without the joinder of the others, as such person’s attorney-in-fact to sign and file on such person’s behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of securities of Calamos Convertible and High Income Fund.

Signature	Title	Date

/s/ Karen L. Stuckey	Trustee	March 27, 2024
Karen L. Stuckey

POWER OF ATTORNEY

The person whose signature appears below hereby appoints John P. Calamos, Sr., Erik D. Ojala, J. Christopher Jackson, and Susan L. Schoenberger and each of them, any of whom may act without the joinder of the others, as such person’s attorney-in-fact to sign and file on such person’s behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of securities of Calamos Convertible and High Income Fund.

Signature	Title	Date

/s/ Christopher M. Toub	Trustee	March 27, 2024
Christopher M. Toub

POWER OF ATTORNEY

The person whose signature appears below hereby appoints John P. Calamos, Sr., Erik D. Ojala, J. Christopher Jackson, and Susan L. Schoenberger and each of them, any of whom may act without the joinder of the others, as such person’s attorney-in-fact to sign and file on such person’s behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of securities of Calamos Convertible and High Income Fund.

Signature	Title	Date

/s/ Lloyd A. Wennlund	Trustee	March 27, 2024
Lloyd A. Wennlund